EXHIBIT 10.2

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED PURSUANT TO AN AVAILABLE EXEMPTION UNDER THE SECURITIES ACT IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

WARRANT TO PURCHASE

SHARES OF COMMON STOCK OF

INSIGNIA SYSTEMS, INC.

Issued July 2, 2007

THIS CERTIFIES THAT, for good and valuable consideration, Valassis Communications, Inc. or its registered assigns (the registered holder of the Warrant at any time being referred to as the “Holder”) is entitled to purchase from Insignia Systems, Inc., a Minnesota corporation (the “Company”), at any time on or prior to 5:00 p.m., New York time, on July 2, 2012 (the “Termination Date”), subject to the terms and conditions set forth herein, an aggregate of up to Eight Hundred Thousand (800,000) fully paid, validly issued and nonassessable shares (the “Shares”) of the common stock of the Company, par value $0.01 per share (the “Common Stock”), at the price of $4.04 per share (the “Exercise Price”), subject to adjustment as provided in Section 5 hereof and the other provisions of this Warrant. This Warrant is issued in connection with that certain Reseller Agreement, dated as of June 12, 2006, as amended on December 6, 2006 and July 2, 2007, respectively (the “Reseller Agreement”), between the Company and Valassis Sales & Marketing Services, Inc., a wholly-owned subsidiary of the Holder. The Common Stock which may be acquired upon exercise of this Warrant are referred to herein as the “Warrant Shares.”

This Warrant is subject to the following provisions, terms and conditions:

1. Exercise; Transferability.

(a)        This Warrant may be exercised for purchase, in whole or in part, of Warrant Shares by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company prior to the expiration of this Warrant and accompanied or preceded by the surrender of a copy of this manually signed Warrant along with a cashier's or certified check or wire transfer made payable to the order of the Company in an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised. The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder.

(b)        In the alternative to exercise pursuant to Subsection 1(a), above, if the Fair Market Value (as defined below) of one Warrant Share at the time of exercise is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash as provided in Subsection 1(a), the Holder may elect to receive Warrant Shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of a copy of this Warrant at the principal office of the Company together with a notice of such election, in which event the Company shall issue to the Holder hereof a number of Warrant Shares computed using the following formula:

X =	Y (A-B)
A
Where	X =	the number of Warrant Shares to be issued to the Holder.
Y =	the number of Warrant Shares purchasable under this Warrant, or if only a portion of this Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation).
A =	the Fair Market Value of one Warrant Share (at the date of such calculation).
B =	Exercise Price (as adjusted to the date of such calculation).

For purposes of the above calculation and the calculation set forth in Section 5 of this Warrant, “Fair Market Value” of one Warrant Share, as the case may be, shall be determined as follows:

(i)        If the Warrant Shares, or the class of shares into which the Warrant Shares have converted, is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market and the Nasdaq SmallCap Market, then the Fair Market Value of one such share shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in such stock) on the last market trading day prior to the day of calculation, as reported in the Wall Street Journal or such other source as the Board of Directors of the Company deems reliable;

(ii)       If the Warrant Shares, or the class of shares into which the Warrant Shares have converted, is regularly quoted by a recognized securities dealer but selling prices are not reported, then the Fair Market Value of one such share shall be the mean between the bid and asked prices for such stock on the last market trading day prior to the day of calculation, as reported in the Wall Street Journal or such other source as the Board of Directors of the Company deems reliable;

(iii)       In the absence of an established market for the Company’s Warrant Shares or the class of shares into which the Warrants Shares have been converted, the Fair Market Value of one share of such stock shall be mutually determined in good faith by the Board of Directors of the Company and the Holder of the Warrant.

(c)        This Warrant shall be deemed to be exercised in full on a net exercise basis pursuant to Section 1(b) above, without any notice of exercise or other required action on the part of the Holder, as of immediately prior to the close of business on the Termination Date, in the event and to the extent that as of such time the Warrant shall not have been previously exercised by the Holder.

(d)        This Warrant may not be sold, transferred, assigned, hypothecated or divided into two or more Warrants of smaller denominations, nor may any Warrant Shares issued pursuant to exercise of this Warrant be transferred, except as provided in Section 8 hereof.

2.          Exchange and Replacement. Subject to Sections 1 and 7 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 2.

3. Issuance of the Warrant Shares.

(a)        The Company agrees that the Warrant Shares purchased hereby shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such Warrant Shares as aforesaid. Certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding five (5) business days after this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

(b)        Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws. Except as set forth in Section 7 hereof, nothing herein shall obligate the Company to effect registrations under federal or state securities laws. The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company, or the registrations made, for the issuance of the Warrant Shares.

4. Covenants of the Company.

(a)        The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes, liens, and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, free from preemptive rights, for the purpose of issue or transfer upon exercise of the rights evidenced by this Warrant a sufficient number of Warrant Shares to provide for the exercise of the rights represented by this Warrant. If at any time during the period in which the Warrant may be exercised, the number of authorized but unissued Warrant Shares shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of the appropriate class of capital stock to such number of shares as shall be sufficient for such purposes.

(b)       The Company shall provide the Holder with any information, notices or such other correspondence that the Company’s stockholders are entitled to receive.

5.         Exercise Price Adjustments. The provisions of this Warrant are subject to adjustment as provided in this Section 5.

(a)        Adjustment For Stock Splits And Combinations. If the Company shall at any time or from time to time after the date of original issuance of this Warrant (the “Date of Original Issue”) effect a subdivision or reverse stock split of the outstanding Common Stock, the Exercise Price in effect immediately before that subdivision shall be proportionately decreased, and, conversely, the Exercise Price in effect immediately before the reverse stock split shall be proportionately increased. Any adjustment under this Section 5(a) shall become effective at the close of business on the date the reverse stock split or subdivision becomes effective.

(b)       Adjustment For Common Stock Dividends And Distributions. If the Company at any time or from time to time after the Date of Original Issue issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable solely in additional shares of Common Stock, the Exercise Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Exercise Price by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the sum of the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Exercise Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Exercise Price shall be adjusted pursuant to this Section 5(b) to reflect the actual payment of such dividend or distribution.

(c)       Adjustments For Other Dividends And Distributions. If the Company at any time or from time to time after the Date of Original Issue issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock or in other property, in each such event provision shall be made so that the Holder shall receive upon conversion hereof, in addition to the number of shares of Common Stock receivable hereupon, the amount of securities of the Company or other property which such Holder would have received had this Warrant been exercised for shares of Common Stock on the date of such event and had it thereafter, during the period from the date of such event to and including the exercise date, retained such securities or other property receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 5 with respect to the rights of the Holder or with respect to such other securities or other property by their terms. As used herein, the term “other property” does not include cash.

(d)       Adjustment For Reclassification, Exchange And Substitution. If at any time or from time to time after the Date of Original Issue, the Common Stock issuable upon the conversion of this Warrant is changed into the same or a different number of shares of any class or series of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 5), then in any such event the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which this Warrant could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

(e)        Weighted Average Anti-Dilution. The Exercise Price shall be subject to adjustment from time to time as follows:

(i)        Definitions. For purposes of this Section 5(e), the following definitions apply:

(A)      “Options” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities (as defined below).

(B)      “Original Issue Date” shall mean the date on which this Warrant was first issued.

(C)      “Convertible Securities” shall mean any evidence of indebtedness, shares (other than Common Stock) or other securities convertible into or exchangeable for Common Stock.

(D)      “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to Section 5(e)(iii), deemed to be issued) by the Company after the Original Issue Date, other than:

(1)       Common Stock issued pursuant to a transaction described in Section 5(a), (b), (c) or (d) hereof,

(2)       shares of Common Stock or Options issuable or issued to employees, consultants or directors of the Company pursuant to a stock option plan, restricted stock plan, employment agreement or consulting agreement approved by the Board of Directors of the Company, or

(3)       shares of Common Stock or preferred stock issuable upon exercise of Options or Convertible Securities outstanding as of the date of this Warrant.

(ii)          No Adjustment of Exercise Price. Any provision herein to the contrary notwithstanding, no adjustment of the Exercise Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Exercise Price in effect on the date of, and immediately prior to, such issue.

(iii)        Deemed Issue of Additional Shares of Common Stock. In the event the Company should at any time or from time to time after the Original Issue Date issue any Options (excluding for all purposes of this subsection (iii) Options excluded from the definition of Additional Shares of Common Stock in Subsection 5(e)(i)(D)) or Convertible Securities (excluding for all purposes of this subsection (iii) Convertible Securities excluded from the definition of Additional Shares of Common Stock in Subsection 5(e)(i)(D)) then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options for Convertible Securities, the conversion or exchange of such Convertible Securities shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

(A)      no further adjustments in the Exercise Price shall be made upon the subsequent issue of such Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

(B)      if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or decrease or increase in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Exercise Price computed upon the original issue thereof and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

(C)      upon the expiration or termination of any unexercised Options, the Exercise Price, to the extent in any way affected by or computed using such Options, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and Convertible Securities which remain in effect) actually issued upon the exercise of such Option;

(D)      in the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Exercise Price then in effect shall forthwith be readjusted to such Exercise Price and as would have been obtained had the adjustment which was made upon the issuance of such Option or Convertible Security not exercised or converted prior to such change been made upon the basis of such change; and

(E)       no readjustment pursuant to clause (B) or (D) above shall have the effect of increasing the Exercise Price, to an amount which exceeds the lower of (i) the Exercise Price on the original adjustment date, or (ii) the Exercise Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date, respectively.

In the event the Company, after the Original Issue Date amends any Options or Convertible Securities (whether such Options or Convertible Securities were outstanding on the Original Issue Date or were issued after the Original Issue Date) to increase the number of shares issuable thereunder or decrease the consideration to be paid upon exercise or conversion thereof, then such Options or Convertible Securities, as so amended, shall be deemed to have been issued after the Original Issue Date and the provisions of this Subsection 5(e)(iii) shall apply.

(iv)         Adjustment of Exercise Price Upon Issuance of Additional Shares of Common Stock. In the event the Company, at any time after the Original Issue Date shall issue any Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 5(e)(iii)) without consideration or for a consideration per share less than the Exercise Price in effect on the date of and immediately prior to such issue, then in such event, the Exercise Price shall be reduced, concurrently with such issue, to a price determined by multiplying the Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at the Exercise Price in effect immediately prior to such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued.

For the purpose of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if all Convertible Securities had been fully converted into shares of Common Stock immediately prior to such issuance and any outstanding warrants, options or other rights for the purchase of shares of stock or Convertible Securities had been fully exercised immediately prior to such issuance (and the resulting securities fully converted into shares of Common Stock, if so convertible) as of such date.

(v)           Determination of Consideration. For purposes of this Section 5, the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

(A)       In the case of the issuance of Additional Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

(B)       In the case of the issuance of the Additional Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors of the Company irrespective of any accounting treatment.

(C)       The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to paragraph 4(e)(iii) relating to Options and Convertible Securities, shall be the minimum aggregate amount of additional consideration (as set forth in instruments relating thereto) payable to the Company upon the exercise of such Options and the conversion or exchange of such Convertible Securities (as the case may be), including the amounts received by the Company as consideration for the issue of such Options or Convertible Securities.

(f)        Certificate Of Adjustment. In each case of an adjustment or readjustment of the Exercise Price for the number of shares of Common Stock or other securities issuable upon conversion of this Warrant, the Company, at its own expense, shall cause its Secretary or Treasurer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder at the Holder’s address as shown in the Company’s books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. No adjustment in the Exercise Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

(g)        Notices Of Record Date. Upon (i) the establishment by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company with or into any other Company, or any transfer of all or substantially all the assets of the Company to any other person or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Holder at least 20 days prior to the record date specified therein a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities), shall be entitled to exchange their shares of Common Stock (or other securities), for securities or other property deliverable upon such reorganization, reclassification transfer, consolidation, merger, dissolution, liquidation or winding up.

(h)       No Impairment. The Company shall not amend its Certificate of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the exercise rights of the Holder against dilution or other impairment as provided herein.

(i)        Calculations.   All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable.

6. Purchase Rights.

(a)       Purchase Rights. In addition to any adjustments pursuant to Section 5 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then, upon exercise of this Warrant, the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the proportionate number of shares of Common Stock acquirable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

7. Registration Rights.

(a)       Effective Date. The rights of the Holder under this Section 7 are effective as of the date hereof and shall remain in full force and effect for so long as the Holder continues to hold any Warrant Shares; but only until such Warrant Shares are eligible for resale under Rule 144(k) of the Securities Act of 1933, as amended (the “Securities Act”).

(b)       Piggyback Registrations. Subject to the limitation on registration rights provided for in this Section 7, if at any time prior to the Termination Date, the Company shall file a registration statement (other than on Form S-4, Form S-8, or any successor form) with the United States Securities and Exchange Commission (the “Commission”) while this Warrant is outstanding, the Company shall give the Holder at least thirty (30) days prior written notice of the filing of such registration statement. If requested by the Holder in writing within thirty (30) days after receipt of any such notice, the Company shall, at the Company’s sole expense, register or qualify all or, at the Holder’s option, any portion of the Warrant Shares of the Holder, concurrently with the registration of such other securities, all to the extent requisite to permit the public offering and sale of the Warrant Shares through the facilities of all appropriate securities exchanges and the over-the-counter market, and will use its best efforts through its officers, directors, auditors and counsel to cause such registration statement to become effective as promptly as practicable. Notwithstanding the foregoing, if the managing underwriter of any such offering shall advise the Company that, in its opinion, the distribution of all or a portion of the Warrant Shares requested to be included in the registration concurrently with the securities being registered by the Company would materially adversely affect the distribution of such securities by the Company for its own account, then the Company shall not be required to include such Warrant Shares in such registration, provided that any such reduction shall be on a pro-rata basis among all selling shareholders; provided, however, (i) that in the event that the Company does not intend to include all the requested Warrant Shares in the registration statement due to such advice received from the managing underwriter, if the Company includes in the registration statement any securities other than securities being offered by the Company for its own account, then the Company shall include any of the Warrant Shares requested to be included in such registration statement by the Holder and any such other securities on a pro-rata basis and (ii) if the Company does not include all of the requested Warrant Shares in the registration statement, then the Company will within six (6) months after the registration statement becomes effective file at is sole expense a new registration statement relating to those Warrant Shares which the Company did not include in the prior registration statement, and the Company will use its best efforts to cause the registration statement to become effective as promptly as practical (provided, however, that the Company and/or the underwriters for the registration called for under this clause (ii) shall have the right to defer such registration for a period of not more than ninety (90) days upon a good faith determination that marketing factors necessitate such a delay).

(c)       Demand Registration Rights. Subject to the limitation on registration rights provided for in this Section 7, at any time after the date hereof, if the Company shall receive a written request from the Holder to register the sale of all or part of the Warrant Shares, the Company shall, within ninety (90) days thereafter, prepare and file with the Commission an amendment to any then-outstanding registration statement or, as appropriate, a new registration statement sufficient to permit the public offering and sale of the Warrant Shares through the facilities of all appropriate securities exchanges and the over-the-counter market, and will use its best efforts through its officers, directors, auditors and counsel to cause such registration statement to become and remain effective (including taking such steps as are necessary to obtain removal of any stop order) as promptly as practicable (provided, however, that the Company and/or the underwriters for the registration called for under this Section 7(c) shall have the right to defer such registration for a period of not more than ninety (90) days upon a good faith determination that marketing factors necessitate such a delay). All expenses (including up to $25,000 for fees of a single special counsel for the Holder) incurred in connection with such registration (provided that such expenses are reasonable in the case of expenses incurred by the Holder) shall be borne by the Company. The Holder may, at its option, distribute the Warrant Shares covered by its demand by means of an underwriting. If the Holder intends to distribute the Warrant Shares covered by its demand by means of an underwriting, Holder shall so advise the Company as part of its demand made pursuant to this Section 7(c), including the identity of the managing underwriter. The Company shall, together with the Holder, enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Holder and reasonably satisfactory to the Company.

(d)        Registration Procedures. If the Holder has requested that any Warrant Shares be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Warrant Shares in accordance with the intended method of disposition therefor, and pursuant thereto, the Company will, as expeditiously as possible, do all of the following:

(1)             Registration Statement. Prepare and file with the Commission a registration statement with respect to such Warrant Shares and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the Holder copies of all such documents proposed to be filed, which documents will be subject to the review and approval of such counsel) and use its best efforts to avoid the issuance of (or if issued, obtain the withdrawal of) any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Warrant Shares for sale in any jurisdiction as soon as possible;

(2)             Amendments & Supplements. Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof, which period shall not be less than 180 days, and shall not extend beyond the date upon which the Warrant Shares are eligible for resale under Rule 144(k) of the Securities Act;

(3)             Furnish Copies. Furnish to the Holder such reasonable number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Securities Act and the rules and regulations thereunder, and such other documents, as the Holder may reasonably request to facilitate the disposition of the Warrant Shares included in such registration.;

(4)             Blue-Sky Compliance. Use its best efforts to register or qualify such Warrant Shares under such other securities or blue sky laws of such United States jurisdictions as the Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holder to consummate the disposition in such jurisdictions of the Warrant Shares owned by such Holder (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction other than with respect to the registration, qualification or exemption therefrom of the Warrant Shares);

(5)              Notifications. Notify the Holder at any time when a registration statement related to the Warrant Shares is effective under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances then existing, and, at the request of the Holder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Warrant Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(6)       Listing. Cause all such Warrant Shares to be listed on the New York Stock Exchange or on the National Association of Securities Dealers, Inc. National Market System or any other nationally recognized United States trading market, if applicable, on which similar securities of the same class issued by the Company are then listed;

(7)       Transfer Agent; Registrar. Provide a transfer agent and registrar for all such Warrant Shares not later than the effective date of such registration statement;

(8)       Supply Information. Make available for inspection by the Holder, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by the Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; and

(9)       Obtain Cold Comfort Letter and Opinions of Counsel. Obtain a cold comfort letter from the Company’s independent public accountants and opinions of counsel from the Company’s attorneys, each in customary form and covering such matters as are customarily given or covered by independent public accountants and attorneys, as applicable, in an underwritten public offering of securities, addressed to the sellers.

(f)        Registration Expenses. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to this Section 7, including, without limitation, all registration, filing and qualification fees, printing and accounting fees, listing fees and expenses, fees and expenses of compliance with securities or blue sky laws, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the Holder. Underwriting discounts and commissions relating to the Warrant Shares will be borne and paid ratably by the Holder.

(g)       Current Filings. The Company agrees that from the date hereof  until the earlier of (i) the period when all the Warrant Shares have been sold under a registration statement or pursuant to Rule 144 under the Securities Act or (ii) the date five (5) years after the date on which the Warrant Shares are issued upon exercise of this Warrant in accordance with the terms hereof, it shall keep current in filing all reports, statements and other materials required to be filed with the Commission to permit holders of the Warrant Shares to sell such securities under Rule 144.

(h) Indemnification Provisions.

(1)            Whenever pursuant to Section 7 a registration statement relating to this Warrant or any Warrant Shares is filed under the Securities Act, amended or supplemented, the Company will indemnify and hold harmless each holder of the securities covered by such registration statement, amendment or supplement (such holder being hereinafter called the “Distributing Holder”), and each Person, if any, who controls (within the meaning of the Securities Act) the Distributing Holder, and each underwriter (within the meaning of the Securities Act) of such securities and each Person, if any, who controls (within the meaning of the Securities Act) any such underwriter, against any losses, claims, damages or liabilities, joint or several, to which the Distributing Holder, any such controlling Person or any such underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Distributing Holder and each such controlling Person and underwriter for any legal or other expenses reasonably incurred by the Distributing Holder or such controlling Person or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof; and provided, further, that in the event of any claim by the Company against the Holder arising out of or based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by the Holder for use in the preparation thereof, the Holder’s damages to the Company shall not exceed the sum received by the Holder from the issuance of the Warrant Shares in connection with any such registration statement, preliminary prospectus, final prospectus or amendment or supplement.

(2)            Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party if a claim in respect thereof is to be made against any indemnifying party, shall give the indemnifying party notice of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7.

(3)            In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and under such circumstances, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

(i)        Rule 144 Requirements. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Warrant Shares to the public without registration, the Company agrees to: (1) make and keep public information available, as defined for purposes of Rule 144 under the Securities Act, (2) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company to be filed under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (at all times after it has become subject to such reporting requirements), and (3) furnish to any holder of Warrant Shares, upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act and of the Securities Act (at any time following the close of the first sale of securities by the Company pursuant to a registration statement) and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company and such other reports and documents of the Company as such holder may reasonable request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

(j)        Mergers, Etc. The Company shall not, directly or indirectly, enter into any reorganization, change of control or other merger, consolidation, reorganization or similar transaction in which the Company shall not be the surviving Company unless the proposed surviving Company shall, prior to such transaction, agree in writing to assume the obligations of the Company under Section 7 of this Warrant, and for that purpose references hereunder to “Warrant Shares” shall be deemed to be references to the securities that a Holder would be entitled to receive in exchange for Warrant Shares under and/or in connection with any such transaction; provided, however, that the provisions of this Warrant shall not apply in the event of any such transaction in which the Company is not the surviving Company if all Holders holding Warrant Shares are entitled to receive in exchange for all of their Warrant Shares consideration consisting solely of (i) cash, (ii) securities of the acquiring Company that may be immediately sold to the public without registration under the Securities Act, or (iii) securities of the acquiring Company that the acquiring Company has agreed to register, and actually does register, for resale to the public pursuant to the Securities Act contemporaneously with consummation of the transaction.

8.         Transfer of Warrant. This Warrant may not be transferred by the Holder in whole or in part with respect to any or all of the shares purchased hereunder without the express written consent of the Company, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, this Warrant may be transferred by the Holder in whole or in part with respect to any or all of the shares purchased hereunder without the consent of the Company to an affiliate (as defined in the Securities Act) of the Holder.

9.         Transfer to Comply with the Securities Act of 1933. This Warrant may not be exercised and neither this Warrant nor any of the Shares, nor any interest in either, may be offered, sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, in whole or in part, except in compliance with applicable United States federal and state securities laws and the terms and conditions hereof. Each Warrant shall bear a legend in substantially the same form as the legend set forth on the first page of this Warrant. Each certificate for Shares issued upon exercise of this Warrant, unless at the time of exercise such Shares are acquired pursuant to a registration statement that has been declared effective under the Securities Act and applicable blue sky laws, shall bear a legend substantially in the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM. INSIGNIA SYSTEMS, INC. MAY REQUIRE AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT THAT A PROPOSED TRANSFER OR SALE IS IN COMPLIANCE WITH THE ACT.”

Any certificate for any Shares issued at any time in exchange or substitution for any certificate for any Shares bearing such legend (except a new certificate for any Shares issued after the acquisition of such Shares pursuant to a registration statement that has been declared effective under the Securities Act) shall also bear such legend unless, in the opinion of counsel for the Company, the Shares represented thereby need no longer be subject to the restriction contained herein. The provisions of this Section 9 shall be binding upon all subsequent holders of certificates for Shares bearing the above legend and all subsequent holders of this Warrant, if any.

10.       Rights of Holder. Except as provided in Section 4(b) above, the Holder shall not, by virtue hereof, be entitled to any rights of a stockholder of the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote.

11.       Fractional Shares. Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the Holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional share, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the excess, if any, of the Fair Market Value (as defined in Section 1(b) hereof) of such fractional share over the proportional part of the Exercise Price represented by such fractional share.

12.       Notices. All notices required in connection with this Warrant shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a)  personal delivery to the party to be notified, (b) one business day after the date of electronically confirmed successful transmission by facsimile, (c) four (4) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after the business day of deposit with a nationally recognized overnight courier, specifying next day delivery, freight prepaid, with written notification of receipt, at the address or addresses furnished to the Company in writing.

13.       Successors and Assigns. This Warrant shall be binding upon the Company’s successors and assigns and shall inure to the benefit of the Holder’s successors, legal representatives and permitted assigns.

14.       Governing Law. This Warrant and all rights, obligations and liabilities hereunder shall be governed by and construed in accordance with the corporate laws of the State of New York, without reference to principles of conflict of law or choice of laws.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the date first set forth above.

INSIGNIA SYSTEMS, INC.

By:	/s/ Scott Drill

Title:	CEO

Accepted:

VALASSIS COMMUNICATIONS, INC.

By:	/s/ Robert L. Recchia

Title:	C.F.O.

To:	Insignia Systems, Inc.
[	]
[	]

NOTICE OF EXERCISE OF WARRANT

To Be Executed by the Registered Holder in Order to Exercise the Warrant

The undersigned hereby irrevocably elects to exercise the attached Warrant to purchase [check applicable method] ____________ for cash/___________* pursuant to the “cashless” exercise provisions of Section 1(b) of the Warrant, ____________ of the shares issuable upon the exercise of such Warrant, and requests that certificates for such shares (together with a new Warrant to purchase the number of shares, if any, remaining under this Warrant after exercise) shall be issued in the name of:

(Print Name)
Please insert social security
or other identifying number
of registered holder of
certificate (__________)	(Address)

Date:
Signature**

*	If exercise is a “cashless” exercise pursuant to Section 1(b), enclose computation of shares purchased, date of determination of Fair Market Value, and computation of Fair Market Value.

**

The signature on the Notice of Exercise of Warrant must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporations partnership, trust or other entity, PLEASE indicate your positions) and title(s) with such entity.